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                                                                 Exhibit 10.36


           AMENDMENT NO. 1 AND RELEASE TO SECOND AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

     This AMENDMENT NO. 1 AND RELEASE TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT (this "AMENDMENT") is made and entered into as of the 30th day of April, 2003, by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the "PARENT"), its Subsidiaries (other than Excluded Subsidiaries) listed on SCHEDULE 1 to the Credit Agreement defined below (together with the Parent, collectively the "BORROWERS"), such banks or other financial institutions which may become a party thereto (the "LENDERS"), FLEET NATIONAL BANK as Administrative Agent for the Lenders (the "ADMINISTRATIVE AGENT"), and BANK OF AMERICA, N.A. as Syndication Agent.

     WHEREAS, the Borrowers, the Lenders and the Agents are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of January 24, 2003, (as the same may be amended and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have extended credit to the Borrowers on the terms set forth therein;

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent consent to the release of New England Landfill Solutions, LLC ("NELS") as a Borrower and make certain amendments to the Credit Agreement relating thereto, and the Lenders and the Administrative Agent are willing to consent to the release of NELS as a Borrower and amend the Credit Agreement on the terms set forth herein;

     WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent consent to the pledge by the Parent of the capital stock it owns in Evergreen National Indemnity Company ("EVERGREEN") to secure its obligations on a bonding line provided by Evergreen, and the Lenders and the Administrative Agent are willing to consent thereto on the terms set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2. AMENDMENT TO SECTION 1.1 OF THE CREDIT AGREEMENT.

          (a) Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "EXCLUDED SUBSIDIARIES" to read as follows:


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          EXCLUDED SUBSIDIARIES. The Insurance Subsidiary, New England Landfill
     Solutions, LLC and each of the De Minimis Subsidiaries.

          (b) Section 1.1 of the Credit Agreement is hereby amended by amending the definition of "SELLER SUBORDINATED DEBT" by inserting the words "and/or New England Landfill Solutions, LLC" or, as the case may be, "and/or New England Landfill Solutions, LLC's" after all references to the term "Borrower" or "Borrowers" appearing therein.

     3. AMENDMENT TO SECTION 6.18 OF THE CREDIT AGREEMENT. Section 6.18 of the Credit Agreement is hereby amended by deleting the reference to "ss.8.3" and substituting in place thereof a reference to "ss.8.10".

     4. AMENDMENT TO SECTION 6.19 OF THE CREDIT AGREEMENT. Section 6.19 of the Credit Agreement is hereby amended (i) by inserting after the words "the Parent's Subsidiaries" in the first sentence thereof the parenthetical "(other than the Excluded Subsidiaries)" and (ii) by inserting "(other than New England Landfill Solutions, LLC)" after "Subsidiary" in the second sentence thereof.

     5. AMENDMENT TO SECTION 7.17 OF THE CREDIT AGREEMENT. Section 7.17 of the Credit Agreement is hereby amended by inserting the parenthetical "(other than an Excluded Subsidiary)" before the period at the end thereof.

     6. AMENDMENT TO SECTION 8.1 OF THE CREDIT AGREEMENT. Section 8.1 of the Credit Agreement is hereby amended by inserting the words "and/or New England Landfill Solutions, LLC" after the term "Borrowers" in each of subsections: (c),
(h), (i), (l) and (m) thereof.

     7. AMENDMENT TO SECTION 8.2 OF THE CREDIT AGREEMENT. Section 8.2(h) of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of clause (ii) of such section and (b) inserting a new clause (iv) at the end of such section to read as follows: ", and (iv) on the Capital Stock of Evergreen National Indemnity Company ("EVERGREEN") granted to Evergreen and Evergreen/UNI and securing payment of the Borrowers' obligations under the Bonding, Indemnity and Security Agreement, dated as of November 1, 2000, as amended, superseded or renewed from time to time, and the bonds issued thereunder."

     8. CONSENT TO RELEASE. The Parent has requested that the Lenders consent to
(a) the release of NELS as a Borrower under the Credit Agreement and (b) the release and termination of all liens on and security interests in the assets of NELS and the limited liability company interests of NELS held by the Administrative Agent as security for the Obligations (the "RELEASED PROPERTIES"). The Lenders hereby consent to (i) the release of NELS as a Borrower under the Credit Agreement and (ii) the release and termination of all liens on and security interests in the Released Properties. The Administrative Agent shall execute appropriate documents necessary to effectuate such release and termination.


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     9. WORK FEE. The Borrowers shall pay to the Administrative Agent for the account of each Lender and its Lender Affiliates party to the Credit Agreement (collectively, the "FINANCIAL INSTITUTION") which has executed a counterpart signature page to this Amendment a work fee (the "WORK FEE") in the aggregate amount equal to $2,500 per Financial Institution.

     10. CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective upon receipt by the Administrative Agent of (a) original counterpart signatures (or a faxed or other electronic transmitted copy in which the actual signature is evident) to this Amendment, duly executed and delivered by the Borrowers and the Lenders and (b) payment of the Work Fee.

     11. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance of this Amendment is within the corporate power and authority of such Borrower.

          (b) Except as modified hereby, the representations and warranties contained in ss.6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date).

          (c) After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement has occurred and is continuing.

     12. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

     14. DELIVERY BY FACSIMILE OR OTHER ELECTRONIC TRANSMISSION. This Amendment, to the extent signed and delivered by means of a facsimile machine or other electronic transmission in which the actual signature is evident, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine or other electronic transmission in which the actual signature is evident to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or other electronic transmission in


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which the actual signature is evident as a defense to the formation of a contract and each party forever waives such defense.

     15. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]


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     IN WITNESS WHEREOF, each of the undersigned have duly executed this
Amendment as of the date first set forth above.



                                   FLEET NATIONAL BANK, individually and
                                   as Administrative Agent


                                   By: /S/ MARIA FARIA E MAIA
                                      ------------------------------------
                                       Name:  Maria Faria e Maia
                                       Title: Managing Director


                                  BANK OF AMERICA, N.A., individually and
                                  as Syndication Agent


                                  By: /s/ STEVEN R. ARENTSON
                                      ------------------------------------
                                      Name: Steven R. Arentson
                                      Title: Senior Vice President


                                  BANK NORTH GROUP


                                  By: /s/ E. KIRKE HART
                                      ------------------------------------
                                      Name: E. Kirke Hart
                                      Title: Regional Vice President


                                  CITIZENS BANK


                                  By: /s/ CINDY CHEN
                                      ------------------------------------
                                      Name: Cindy Chen
                                      Title: Vice President


                                  COMERICA BANK


                                  By: /s/ D. SCOTT HAGWELL
                                      ------------------------------------
                                      Name: D. Scott Hagwell
                                      Title: CFO


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                  LASALLE BANK NATIONAL ASSOCIATION


                                  By: /s/ BRIAN PETERSON
                                      ------------------------------------
                                      Name: Brian Peterson
                                      Title: First Vice President


                                  MERRILL LYNCH CAPITAL, a division of
                                  Merrill Lynch Business Financial Services,
                                  Inc.


                                  By: /s/ SHEILA C. WEIMER
                                      ------------------------------------
                                      Name: Sheila C. Weimer
                                      Title: Vice President


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                                  FRANKLIN FLOATING RATE TRUST


                                  By: /s/ RICHARD D'ADDARIO
                                      ------------------------------------
                                      Name: Richard D'Addario
                                      Title: Vice President


                                  FRANKLIN FLOATING MASTER SERIES


                                  By: /s/ RICHARD D'ADDARIO
                                      ------------------------------------
                                      Name: Richard D'Addario
                                      Title: Vice President


                                  FRANKLIN CLO II, LTD.


                                  By: /s/ RICHARD D'ADDARIO
                                      ------------------------------------
                                      Name: Richard D'Addario
                                      Title: Vice President


                                  FRANKLIN CLO IV, LTD.


                                  By: /s/ RICHARD D'ADDARIO
                                      ------------------------------------
                                      Name: Richard D'Addario
                                      Title: Vice President


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                                  GALAXY CLO 1999-1, LTD.


                                  By: /s/ STEVEN S. OH
                                      ------------------------------------
                                      Name: Steven S. Oh
                                      Title: Authorized Agent


                                  GALAXY CLO 2003-1, LTD.


                                  By: /s/ JOHN F. BURKE
                                      ------------------------------------
                                      Name: John F. Burke
                                      Title: Authorized Signatory


                                  KZH SOLEIL-2 LLC


                                  By: /s/ DORIAN HERRARA
                                      ------------------------------------
                                      Name: Dorian Herrara
                                      Title: Authorized Agent

                                  KZH SOLEIL LLC


                                  By: /s/ DORIAN HERRARA
                                      ------------------------------------
                                      Name: Dorian Herrara
                                      Title: Authorized Agent


                                  KZH RIVERSIDE LLC


                                  By: /s/ DORIAN HERRARA
                                      ------------------------------------
                                      Name: Dorian Herrara
                                      Title: Authorized Agent


                                  SUNAMERICA LIFE INSURANCE COMPANY


                                  By: /s/ STEVEN S. OH
                                      ------------------------------------
                                      Name: Steven S. Oh
                                      Title: Authorized Agent


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                                  FLAGSHIP CLO II


                                  By: /s/ MARK S. PELLETREA
                                      ------------------------------------
                                      Name: Mark S. Pelletrea
                                      Title: Director


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                                  ELT LTD.


                                  By: /s/ ANN E. MORRIS
                                      ------------------------------------
                                      Name: Ann E. Morris
                                      Title: Authorized Agent


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                                  SENIOR DEBT PORTFOLIO


                                  By: Boston Management and Research
                                      as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  EATON VANCE SENIOR INCOME TRUST


                                  By: Eaton Vance Management
                                      as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  EATON VANCE INSTITUTIONAL SENIOR
                                  LOAN FUND


                                  By: Eaton Vance Management
                                      as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  OXFORD STRATEGIC INCOME FUND


                                  By: Eaton Vance Management
                                      as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


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                                  EATON VANCE CDO III, LTD.


                                  By: Eaton Vance Management
                                      as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  EATON VANCE CDO IV, LTD.


                                  By: Eaton Vance Management as Investment
                                      Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  Costantinus Eaton Vance CDO V. Ltd.


                                  By: Eaton Vance Management as Investment
                                      Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  GRAYSON & Co


                                  By: Boston Management and
                                      Research, as Investment Advisor


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


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                                  VAN KAMPEN PRIME RATE INCOME TRUST


                                  By: /s/ DARVIN D. PIERCE
                                     ------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Executive Director


                                  VAN KAMPEN SENIOR FLOATING RATE FUND


                                  By: /s/ DARVIN D. PIERCE
                                     ------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Executive Director


                                  VAN KAMPEN SENIOR INCOME TRUST


                                  By: /s/ DARVIN D. PIERCE
                                     ------------------------------------
                                     Name: Darvin D. Pierce
                                     Title: Executive Director


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                                  VENTURE II CDO 2002, LIMITED


                                  By: /s/ MARTIN F. DAVEY
                                      ------------------------------------
                                      Name: Martin F. Davey
                                      Title: Director


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                                  HEWETT'S ISLAND CDO, LTD.


                                  By: /s/ JEFFREY MEGAR
                                      ------------------------------------
                                      Name: Jeffrey Megar
                                      Title: Principal


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                                  HANOVER SQUARE CLO LTD.


                                  By: Blackstone Debt Advisors L.P.
                                      As Collateral Manager


                                  By: /s/ DEAN T. CRIARES
                                      ------------------------------------
                                      Name: Dean T. Criares
                                      Title: Managing Director


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                                  CARLYLE HIGH YIELD PARTNERS II, LTD.


                                  By: /s/ LINDA PACE
                                      ------------------------------------
                                      Name: Linda Pace
                                      Title: Principal


                                  CARLYLE HIGH YIELD PARTNERS III, LTD.


                                  By: /s/ LINDA PACE
                                      ------------------------------------
                                      Name: Linda Pace
                                      Title: Principal


                                  CARLYLE HIGH YIELD PARTNERS IV, LTD.


                                  By: /s/ LINDA PACE
                                      ------------------------------------
                                      Name: Linda Pace
                                      Title: Principal


                                  CARLYLE HIGH YIELD PARTNERS, LP


                                  By: /s/ LINDA PACE
                                      ------------------------------------
                                      Name: Linda Pace
                                      Title: Principal


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                                  MAGNETITE ASSET INVESTORS, LLC


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Managing Director


                                  MAGNETITE IV CLO, LTD.


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Managing Director


                                  MAGNETITE V CLO, LTD.


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Managing Director


                                  TITANIUM I CBO, LTD.


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Managing Director


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                                  ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                                  By: /s/ HELEN RHEE
                                      ------------------------------------
                                      Name: Helen Rhee
                                      Title: Senior Vice President


                                  SEQUILS- ING I (HBDGM), LTD.


                                  By: /s/ HELEN RHEE
                                      ------------------------------------
                                      Name: Helen Rhee
                                      Title: Senior Vice President


                                  NEMEAN CLO, LTD.


                                  By: /s/ HELEN RHEE
                                      ------------------------------------
                                      Name: Helen Rhee
                                      Title: Senior Vice President


                                  ING-ORYX CLO, LTD.


                                  By: /s/ HELEN RHEE
                                      ------------------------------------
                                      Name: Helen Rhee
                                      Title: Senior Vice President


                                  ENDURANCE CLO I, LTD.


                                  By: /s/ HELEN RHEE
                                      ------------------------------------
                                      Name: Helen Rhee
                                      Title: Senior Vice President


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                                  AERIES FINANCE-II LTD.


                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  AVALON CAPITAL LTD.


                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  AVALON CAPITAL LTD. 2


                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  CHARTER VIEW PORTFOLIO


                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  SEQUILS-LIBERTY, LTD.


                                  By: INVESCO Senior Secured Management, Inc.
                                      As Portfolio Advisor


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


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                                  INVESCO EUROPEAN CDO I S.A.


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  DIVERSIFIED CREDIT PORTFOLIO LTD.


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


                                  SARATOGA CLO I LTD. 2


                                  By: /s/ GREGORY STOECKLE
                                      ------------------------------------
                                      Name: Gregory Stoeckle
                                      Title: Authorized Signatory


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                                  THE TRAVELERS INSURANCE COMPANY


                                  By: /s/ DENISE T. DUFFEE
                                      ------------------------------------
                                      Name: Denise T. Duffee
                                      Title: Investment Officer


                                  CITIGROUP INVESTMENTS CORPORATE
                                  LOAN FUND INC.


                                  By: /s/ DENISE T. DUFFEE
                                      ------------------------------------
                                      Name: Denise T. Duffee
                                      Title: Investment Officer


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                                  ATRIUM CDO


                                  By: /s/ DAVID H. LERNER
                                      ------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory


                                  CSAM FUNDING II


                                  By: /s/ DAVID H. LERNER
                                      ------------------------------------
                                      Name: David H. Lerner
                                      Title: Authorized Signatory


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                                  EMERALD ORCHARD LTD.


                                  By: /s/ GWEN ZIRKLE
                                      ------------------------------------
                                      Name: Gwen Zirkle
                                      Title: Attorney-in-fact


                                  KZH HIGHLAND-2 LLC


                                  By: /s/ DORIAN HERRARA
                                      ------------------------------------
                                      Name: Dorian Herrara
                                      Title: Authorized Agent


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                                  NOMURA BOND AND LOAN FUND


                                  By: /s/ ELIZABETH MACLEAN
                                      ------------------------------------
                                      Name: Elizabeth MacLean
                                      Title: Director


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                                  KATONAH IV, LTD.


                                  By: /s/ RALPH DELLA ROCCA
                                      ------------------------------------
                                      Name: Ralph Della Rocca
                                      Title: Authorized Officer
                                             Katonah Capital, LLC
                                               As Manager


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                                  PUTNAM DIVERSIFIED INCOME TRUST


                                  By: /s/ BETH MAZOR
                                      ------------------------------------
                                      Name: Beth Mazor
                                      Title: Vice President


                                  PUTNAM MASTER INCOME TRUST


                                  By: /s/ BETH MAZOR
                                      ------------------------------------
                                      Name: Beth Mazor
                                      Title: Vice President


                                  PUTNAM MASTER INTERMEDIATE INCOME TRUST


                                  By: /s/ BETH MAZOR
                                      ------------------------------------
                                      Name: Beth Mazor
                                      Title: Vice President


                                  PUTNAM PREMIER INCOME TRUST


                                  By: /s/ BETH MAZOR
                                      ------------------------------------
                                      Name: Beth Mazor
                                      Title: Vice President


                                  PUTNAM VARIABLE TRUST-PVT
                                  DIVERSIFIED INCOME FUND


                                  By: /s/ BETH MAZOR
                                      ------------------------------------
                                      Name: Beth Mazor
                                      Title: Vice President


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                                  LANDMARK II CDO LIMITED


                                  By: /s/ JOSEPH MORONEY
                                      ------------------------------------
                                      Name: Joseph Moroney
                                      Title: Authorized Signatory


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                                  FIDELITY ADVISOR SERIES II:FIDELITY
                                  ADVISOR FLOATING RATE HIGH INCOME FUND


                                  By: /s/ JOHN H. COSTELLO
                                      ------------------------------------
                                      Name: John H. Costello
                                      Title: Assistant Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                  BAVARIA TRR CORPORATION


                                  By: /s/ LORI GEBRON
                                      ------------------------------------
                                      Name: Lori Gebron
                                      Title: Vice President


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                  CASTLE HILL I-INGOTS, LTD.


                                  By: /s/ DIANE J. EXTER
                                      ------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager


                                  CASTLE HILL II-INGOTS, LTD.


                                  By: /s/ DIANE J. EXTER
                                      ------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager


                                  HARBOUR TOWN FUNDING LLC


                                  By: /s/ ANN E. MORRIS
                                      ------------------------------------
                                      Name: Ann E. Morris
                                      Title: Asst. Vice President


                                  RACE POINT CLO. LTD.


                                  By: /s/ DIANE J. EXTER
                                      ------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager


                                  RACE POINT CLO 1999-1 LTD.


                                  By: /s/ DIANE J. EXTER
                                      ------------------------------------
                                      Name: Diane J. Exter
                                      Title: Managing Director
                                             Portfolio Manager


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                  LONG LANE MASTER TRUST IV


                                  By: /s/ MARIA FARIA MAIA
                                      ------------------------------------
                                      Name: Maria Faria Maia
                                      Title: Managing Director


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                                  EATON VANCE VT FLOATING -RATE INCOME FUND


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


                                  BIG SKY SENIOR LOAN FUND


                                  By: /s/ ILLEGIBLE
                                      ------------------------------------
                                      Name:
                                      Title: Vice President


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                  BORROWERS:
                  ---------
                  CASELLA WASTE SYSTEMS, INC.
                  ALL CYCLE WASTE, INC.
                  ALTERNATE ENERGY, INC.
                  ATLANTIC COAST FIBERS, INC.
                  B. AND C. SANITATION CORPORATION
                  BLASDELL DEVELOPMENT GROUP, INC.
                  BRISTOL WASTE MANAGEMENT, INC.
                  CASELLA TRANSPORTATION, INC.
                  CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
                  CASELLA WASTE MANAGEMENT OF N.Y., INC.
                  CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
                  CASELLA WASTE MANAGEMENT, INC.
                  DATA DESTRUCTION SERVICES, INC.
                  FAIRFIELD COUNTY RECYCLING, INC.
                  FCR CAMDEN, INC.
                  FCR FLORIDA, INC.
                  FCR GREENSBORO, INC.
                  FCR GREENVILLE, INC.
                  FCR MORRIS, INC.
                  FCR PLASTICS, INC.
                  FCR REDEMPTION, INC.
                  FCR TENNESSEE, INC.
                  FCR VIRGINIA, INC.
                  FCR, INC.
                  FOREST ACQUISITIONS, INC.
                  GRASSLANDS INC.
                  HAKES C & D DISPOSAL, INC.
                  HARDWICK LANDFILL, INC.
                  HIRAM HOLLOW REGENERATION CORP.
                  K-C INTERNATIONAL, LTD.
                  KTI BIO FUELS, INC.
                  KTI ENERGY OF VIRGINIA, INC.
                  KTI ENVIRONMENTAL GROUP, INC.
                  KTI NEW JERSEY FIBERS, INC.
                  KTI OPERATIONS INC.
                  KTI RECYCLING OF NEW ENGLAND, INC.
                  KTI RECYCLING OF NEW JERSEY, INC.
                  KTI SPECIALTY WASTE SERVICES, INC.
                  KTI, INC.


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature Pages to Amendment #1

                  MECKLENBURG COUNTY RECYCLING, INC.
                  NATURAL ENVIRONMENTAL, INC.
                  NEW ENGLAND WASTE SERVICES OF MASSACHUSETTS, INC. NEW ENGLAND WASTE SERVICES OF ME, INC.
                  NEW ENGLAND WASTE SERVICES OF N.Y., INC.
                  NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
                  NEW ENGLAND WASTE SERVICES, INC.
                  NEWBURY WASTE MANAGEMENT, INC.
                  NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
                  NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH NORTHERN SANITATION, INC.
                  PERC, INC.
                  PINE TREE WASTE, INC.
                  R.A. BRONSON INC.
                  RESOURCE RECOVERY OF CAPE COD, INC.
                  RESOURCE RECOVERY SYSTEMS OF SARASOTA, INC.
                  RESOURCE RECOVERY SYSTEMS, INC.
                  RESOURCE TRANSFER SERVICES, INC.
                  RESOURCE WASTE SYSTEMS, INC.
                  SCHULTZ LANDFILL, INC.
                  SUNDERLAND WASTE MANAGEMENT,    INC.
                  U.S. FIBER, INC.
                  WASTE-STREAM INC.
                  WESTFIELD DISPOSAL SERVICE, INC.
                  WINTERS BROTHERS, INC.



                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature Pages to Amendment #1

                  CASELLA NH INVESTORS CO., LLC


                  By: KTI, Inc., its sole member


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                  CASELLA NH POWER CO., LLC


                  By: KTI, Inc., its sole member


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                  CASELLA RTG INVESTORS CO., LLC


                  By: Casella Waste Systems, Inc., its sole member

                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Chief Financial Officer and Treasurer


                  THE HYLAND FACILITY ASSOCIATES


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Duly Authorized Agent


                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


Signature Pages to Amendment #1

                  MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP


                  By: KTI Environmental Group, Inc., general partner


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                  NEW ENGLAND LANDFILL SOLUTIONS, LLC


                  By: Rochester Environmental Park, LLC


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Duly Authorized Agent


                  PERC MANAGEMENT COMPANY LIMITED PARTNERSHIP


                  By: PERC, Inc., general partner


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Vice President and Treasurer


                  ROCHESTER ENVIRONMENTAL PARK, LLC


                  By:      /S/ RICHARD A. NORRIS
                     -----------------------------------------
                  Name:  Richard A. Norris
                  Title: Duly Authorized Agent


Signature Pages to Amendment #1